In June 2005, AHL was served with a complaint, Williams et al. v. Accredited Home Lenders, Inc., brought in the United States District Court for the Northern District of Georgia. The two named plaintiffs are former commissioned loan officers of AHL, and the complaint alleges that AHL violated federal law by requiring the plaintiffs to work overtime without compensation. The plaintiffs seek to recover, on behalf of themselves and other similarly situated employees, the allegedly unpaid overtime, liquidated damages, attorneys’ fees and costs of suit. The plaintiffs’ motion to certify a collective class was denied on July 25, 2006, leaving the two named plaintiffs as the only plaintiffs in the lawsuit.. On August 24, 2006, plaintiffs filed a Notice of Appeal with the Eleventh Circuit requesting that it reverse the lower court’s order denying plaintiffs’ motion to certify a collective class. There has been no notice from the Eleventh Circuit as to whether it will consider the appeal, and no briefing schedule has yet been set. The ultimate outcome of this matter and the amount of liability, if any, which may result is not presently determinable. AHL intends to continue to vigorously defend this matter and does not believe it will have a material adverse effect on its business.